Exhibit 99.1

Clearlake Portfolio Company Janus International Group Announces Completion of NYSE Listing through Business Combination with Juniper Industrial Holdings

Janus, a leading provider of cutting-edge access control technologies and building product solutions for the self-storage and commercial industrial sectors, will begin trading on the NYSE under ticker JBI

TEMPLE, GA, AND SANTA MONICA, CA, June 7, 2021 – Janus International Group, Inc. (“Janus” or the “Company”), Clearlake Capital Group, L.P. (“Clearlake”) and Juniper Industrial Holdings, Inc. (“Juniper”) announced today the closing of Janus’ previously announced business combination with Juniper, a publicly-listed special purpose acquisition company (NYSE: JIH). The business combination was approved at Juniper’s special meeting of stockholders on June 3, 2021, and closed today, June 7, 2021. Janus, a leading global manufacturer and supplier of turn-key building solutions and new access control technologies for the self-storage and other commercial and industrial sectors, will begin trading on June 8, 2021 on the New York Stock Exchange (“NYSE”) under the ticker symbol “JBI”.

Clearlake remains Janus’ largest shareholder and Chief Executive Officer Ramey Jackson will continue to lead the Company. Clearlake acquired Janus in 2018, and the Company has grown tremendously over the last several years, introducing numerous new software-based access control technologies and acquiring several critical accretive business lines. Janus now serves over 10,000 customers on a global basis and has established itself as a leader in the broader commercial and self-storage ecosystems, providing innovative solutions that address unique and growing market needs, including Janus’ proprietary Nokē access control solution that supports the Company’s first-mover advantage in a nascent but large, addressable market for smart facilities and wireless management technologies.

“The completion of this transaction and our listing on the NYSE signifies a tremendous milestone for Janus as we continue executing on our compelling growth plans,” said Ramey Jackson, CEO of Janus. “Our industry is at a critical juncture as our customers begin modernizing and adopting our technologies and invest in upgrading existing and new facilities,” added Mr. Jackson. “We are fortunate to have had Clearlake’s support and their technology and building products expertise over the last several years as we built new software-based solutions and closed on several accretive acquisitions. We are equally as excited to welcome the Juniper team who I view as the perfect partners to help us and Clearlake drive the next chapter of growth for our company. Finally, I want to recognize the accomplishments of the broader Janus team, as I could not be more proud of our management team and employees for consistently executing and offering our customers the best solutions in the industry.”

“This is a tremendous outcome for Janus and Clearlake, and we are confident that Janus will be even better positioned as a public company to continue its impressive trajectory,” said José E. Feliciano, Chairman of the Janus Board of Directors and Co-Founder and Managing Partner at Clearlake, and Colin Leonard, Partner at Clearlake, in a joint statement. “Since our initial investment, Janus has executed on its growth strategy and developed game changing technology solutions that the industry cannot ignore. We are excited to continue as significant stakeholders in Janus and support the Company through our O.P.S.® (Operations, People, and Strategy) playbook. Together with Juniper, we believe Janus is uniquely positioned to drive considerable additional stakeholder value and look forward to our continued partnership.”

“Our goal with Juniper was not only to find a great investment for our platform, but to also partner with an industry leading company with an abundant number of growth opportunities where our team can add significant value and resources,” said Roger Fradin, Chairman of Juniper. “We could not be more excited that Ramey and the broader Janus and Clearlake teams are our partners here, and we look forward to leveraging our team’s decades of industrial and access control experience to support Janus’ strategic vision.”

Morgan Stanley & Co. LLC is acting as financial advisor to Janus. UBS is acting as financial and capital markets advisor as well as placement agent to Juniper. Moelis & Company LLC is also acting as financial advisor to Juniper.

About Janus International Group

Janus International Group (“Janus”) is a leading global manufacturer and supplier of turn-key self-storage, commercial and industrial building solutions and new technologies, including: automation and access control technologies, roll up and swing doors, hallway systems, re-locatable storage units, and much more. The Janus team operates out of several U.S. locations and six locations internationally. More information is available at www.janusintl.com.

About Clearlake

Clearlake Capital Group, L.P. is a leading investment firm founded in 2006 operating integrated businesses across private equity, credit and other related strategies. With a sector-focused approach, the firm seeks to partner with experienced management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are industrials, technology and consumer. Clearlake currently has approximately $39 billion of assets under management, and its senior investment principals have led or co-led over 300 investments. The firm has offices in Santa Monica and Dallas. More information is available at www.clearlake.com and on Twitter @ClearlakeCap.

About Juniper Industrial Holdings, Inc. (NYSE: JIH)

Juniper Industrial Holdings (“JIH” or “Juniper”) is a Special Purpose Acquisition Corporation (“SPAC”) targeting companies within the industrials sector. With $348 million in trust, the SPAC was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Juniper’s management team has a proven track record of identifying market-leading technologies across the industrial spectrum, and an affinity for businesses with strong brands and mission-critical offering. The Juniper team has a robust network of relationships within industrial and investment communities built over 60+ years of combined industry experience, and a deep understanding of industrial trends. More information is available at www.juniperindustrial.com.

Forward Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of the respective management of Janus and Juniper, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Juniper or Janus’s filings with the SEC. There can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Janus nor Juniper is under any obligation, and each of them expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. All subsequent written or oral forward-looking statements attributable to Janus or Juniper or persons acting on its behalf are qualified in their entirety by this paragraph. under “Risk Factors” in Part I, Item 1A of Juniper’s Form 10-K for the year ended December 31, 2020, Part II, Item 1A of Juniper’s Form 10-Q for the quarterly period ended March 31, 2021 and in Juniper and Janus’s other filings.

In addition to factors previously disclosed in Juniper and Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) the effect of the merger on Janus’s business relationships, operating results, and business generally; (ii) failure to realize the benefits expected from the transaction; (iii) risks that the merger disrupts Janus’s current plans and operations and potential difficulties in Janus’s employee retention as a result of the merger; (iv) the effects of pending and future legislation; (v) risks related to disruption of management time from ongoing business operations due to the transaction; (vi) the amount of the costs, fees, expenses and other charges related to the merger; (vii) risks of the self-storage industry; (viii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (ix) litigation, complaints, and/or adverse publicity; (x) the ability to meet NYSE’s continued listing standards following the consummation of the transaction and (xi) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus and Juniper, the transaction or other matters and attributable to Janus and Juniper or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Juniper and Janus undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contacts, Janus

Rodny Nacier / Brad Cray

IR@janusintl.com

(770) 562-6399

Media Contacts, Janus

Phil Denning / Nora Flaherty

Media@janusintl.com

Media Contacts, Clearlake

Jennifer Hurson

jhurson@lambert.com